SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED

FEE WAIVER AND EXPENSE REIMBURSEMENT AGREEMENT

This second amendment to the Second Amended and Restated Fee Waiver and Expense Reimbursement Agreement is made as of this 29th day of May, 2014 by and between the AQR Funds (“Trust”), on behalf of its series listed on Appendix A hereto (each, a “Fund”), and AQR Capital Management, LLC (“AQR”).

WHEREAS, the parties hereto entered into a Fee Waiver and Expense Reimbursement Agreement dated as of December 10, 2008 (the “Agreement”) in order to reduce the investment advisory fees charged to the Funds described in the Advisory Agreement, waive other fees it is entitled to receive from the Funds and/or reimburse certain operating expenses for the Funds to keep net expenses at specified levels as set forth in Appendix A;

WHEREAS, the parties have entered into an Amended and Restated Fee Waiver and Expense Reimbursement Agreement dated as of May 18, 2011 (the “Amended and Restated Agreement”) in order to clarify certain exclusions included in Section 1 of the Agreement;

WHEREAS, the parties have entered into a Second Amended and Restated Fee Waiver and Expense Reimbursement Agreement, dated as of April 1, 2014 (the “Second Amended and Restated Agreement”) in order to clarify certain exclusions included in Section 1 of the Agreement; and

WHEREAS, the parties hereto wish to amend Appendix A of the Second Amended and Restated Agreement in order to add the Class R6 Shares for the AQR Diversified Arbitrage Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Style Premia Alternative Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund and AQR Emerging Defensive Equity Fund.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, Trust and AQR agree as follows:

1. AMENDMENT OF APPENDIX A. Appendix A of the Second Amended and Restated Agreement is hereby amended by deleting it in its entirety and replacing it with the Appendix A attached hereto.

2. Except as modified hereby, the Second Amended and Restated Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

AQR FUNDS		AQR CAPITAL MANAGEMENT, LLC

By:	/s/ Nicole DonVito	By:	/s/ Nicole DonVito
	Name: Nicole DonVito Title: Chief Legal Officer and Vice President		Name: Nicole DonVito Title: Senior Counsel—Head of Registered Products

APPENDIX A

(Amended as of May 29, 2014)

FUNDS AND EXPENSE CAPS

Name of Fund	Class	Expense Cap	Date
Active Funds:
AQR Global Equity Fund	N	1.25%	May 1, 2012 – January 28, 2014
		1.20%	January 29, 2014 – January 28, 2015
	I	0.95%	May 1, 2012 – January 28, 2014
		0.90%	January 29, 2014 – January 28, 2015
	R6	0.70%	January 8, 2014 – January 28, 2015
AQR International Equity Fund	N	1.30%	May 1, 2012 – January 28, 2014
		1.25%	January 29, 2014 – January 28, 2015
	I	None	May 1, 2013 – January 28, 2014
		0.95%	January 29, 2014 – January 28, 2015
	R6	0.75%	January 8, 2014 – January 28, 2015
AQR Diversified Arbitrage Fund	N	1.50%	March 31, 2011 – April 30, 2015
	I	1.20%	March 31, 2011 – April 30, 2015
	R6	1.10%	[ ], 2014 – April 30, 2016
AQR Momentum Fund	L	0.49%	March 31, 2011 – January 28, 2015
	N	0.74%	December 17, 2012 – January 28, 2015
	R6	0.39%	[ ], 2014 – January 28, 2016
AQR Small Cap Momentum Fund	L	0.65%	March 31, 2011 – January 28, 2015
	N	0.90%	December 17, 2012 – January 28, 2015
	R6	0.55%	[ ], 2014 – January 28, 2016
AQR International Momentum Fund	L	0.65%	March 31, 2011 – January 28, 2015
	N	0.90%	December 17, 2012 – January 28, 2015
	R6	0.55%	[ ], 2014 – January 28, 2016
AQR Emerging Momentum Fund	L	0.80%	[ ], 2014 – January 28, 2016
	N	1.05%	[ ], 2014 – January 28, 2016
	R6	0.70%	[ ], 2014 – January 28, 2016

AQR Managed Futures Strategy Fund	N	1.50%	March 31, 2011 – April 30, 2015
	I	1.25%	March 31, 2011 – April 30, 2015
	R6	1.15%	[ ], 2014 – April 30, 2016
AQR Risk Parity Fund	N	1.20%	June 10, 2010 – April 30, 2015
	I	0.95%	June 10, 2010 – April 30, 2015
	R6	0.85%	[ ], 2014 – April 30, 2016
AQR Multi-Strategy Alternative Fund	N	2.23%	July 18, 2011 – April 30, 2015
	I	1.98%	July 18, 2011 – April 30, 2015
	R6	1.88%	[ ], 2014 – April 30, 2016
AQR Tax-Managed Momentum Fund	L	0.54%	January 27, 2012 – January 28, 2015
	N	0.79%	December 17, 2012 – January 28, 2015
	R6	0.44%	[ ], 2014 – January 28, 2016
AQR Tax-Managed Small Cap Momentum Fund	L	0.70%	January 27, 2012 – January 28, 2015
	N	0.95%	December 17, 2012 – January 28, 2015
	R6	0.60%	[ ], 2014 – January 28, 2016
AQR Tax-Managed International Momentum Fund	L	0.70%	January 27, 2012 – January 28, 2015
	N	0.95%	December 17, 2012 – January 28, 2015
	R6	0.60%	[ ], 2014 – January 28, 2016
AQR U.S. Defensive Equity Fund	N	1.00%	July 9, 2012 – April 30, 2013
		0.74%	May 1, 2013 – January 28, 2015
	I	0.75%	July 9, 2012 – April 30, 2013
		0.49%	May 1, 2013 – January 28, 2015
	R6	0.39%	[ ], 2014 – January 28, 2016
AQR International Defensive Equity Fund	N	1.15%	July 9, 2012 – April 30, 2013
		0.90%	May 1, 2013 – January 28, 2015
	I	0.90%	July 9, 2012 – April 30, 2013
		0.65%	May 1, 2013 – January 28, 2015
	R6	0.55%	[ ], 2014 – January 28, 2016
AQR Emerging Defensive Equity Fund	N	1.40%	July 9, 2012 – April 30, 2013
		1.15%	May 1, 2013 – March 31, 2014
		1.05%	April 1, 2014 – January 28, 2016
	I	1.15%	July 9, 2012 – April 30, 2013
		0.90%	May 1, 2013 – March 31, 2014
		0.80%	April 1, 2014 – January 28, 2016
	R6	0.70%	[ ], 2014 – January 28, 2016

AQR Risk-Balanced Commodities Strategy Fund	N	1.30%	July 9, 2012 – April 30, 2014
		1.25%	May 1, 2014 – April 30, 2015
	I	1.05%	July 9, 2012 – April 30, 2014
		1.00%	May 1, 2014 – April 30, 2015
	R6	0.90%	[ ], 2014 – April 30, 2016
AQR Risk Parity II MV Fund	N	1.20%	November 5, 2012 – April 30, 2015
	I	0.95%	November 5, 2012 – April 30, 2015
	R6	0.85%	[ ], 2014 – April 30, 2016
AQR Risk Parity II HV Fund	N	1.40%	November 5, 2012 – April 30, 2015
	I	1.15%	November 5, 2012 – April 30, 2015
	R6	1.05%	[ ], 2014 – April 30, 2016
AQR Core Equity Fund	N	0.79%	March 26, 2013 – April 30, 2015
	L	0.54%	March 26, 2013 – April 30, 2015
	R6	0.44%	[ ], 2014 – January 28, 2016
AQR Small Cap Core Equity Fund	N	1.00%	March 26, 2013 – April 30, 2015
	L	0.75%	March 26, 2013 – April 30, 2015
	R6	0.65%	[ ], 2014 – January 28, 2016
AQR International Core Equity Fund	N	0.95%	March 26, 2013 – April 30, 2015
	L	0.70%	March 26, 2013 – April 30, 2015
	R6	0.60%	[ ], 2014 – January 28, 2016
AQR Emerging Core Equity Fund	N	1.10%	[ ], 2014 – January 28, 2016
	L	0.85%	[ ], 2014 – January 28, 2016
	R6	0.75%	[ ], 2014 – January 28, 2016
AQR Long-Short Equity Fund	N	1.55%	July 17, 2013 – April 30, 2015
	I	1.30%	July 17, 2013 – April 30, 2015
	R6	1.20%	[ ], 2014 – April 30, 2016
AQR Managed Futures Strategy HV Fund	N	1.90%	July 17, 2013 – April 30, 2015
	I	1.65%	July 17, 2013 – April 30, 2015
	R6	1.55%	[ ], 2014 – April 30, 2016
AQR Style Premia Alternative Fund	N	1.75%	October 30, 2013 – April 30, 2015
	I	1.50%	October 30, 2013 – April 30, 2015
	R6	1.40%	[ ], 2014 – April 30, 2016
AQR Global Macro Fund	N	1.70%	April 8, 2014 – April 30, 2016
	I	1.45%	April 8, 2014 – April 30, 2016
	R6	1.35%	[ ], 2014 – April 30, 2016
Dormant Funds
AQR International Small Cap Fund	N	1.60%	March 31, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 – April 30, 2010
		1.20%	May 1, 2010 – May 1, 2011
	Y	1.00%	March 31, 2010 – May 1, 2011

AQR Emerging Markets Fund	N	1.60%	March 31, 2010 – April 30, 2010
		1.75%	May 1, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 – April 30, 2010
		1.45%	May 1, 2010 – May 1, 2011
	Y	1.05%	April 30, 2010
AQR Equity Plus Fund	N	1.60%	March 31, 2010 – April 30, 2010
	I	1.20%	March 31, 2010 – April 30, 2010
AQR Small Cap Core Fund	N	1.40%	March 31, 2010 – April 30, 2010
	I	1.20%	March 31, 2010 – April 30, 2010
AQR Small Cap Growth Fund	N	1.50%	March 31, 2010 – April 30, 2010
	I	1.20%	March 31, 2010 – April 30, 2010
AQR Risk-Balanced Commodities Strategy LV Fund	N	1.05%	July [ ], 2012 – April 30, 2014
	I	0.80%	July [ ], 2012 – April 30, 2014